UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

EXCELLIGENCE LEARNING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32613	77-0559897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Lower Ragsdale Drive, Monterey, California	93940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 333-2000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 14, 2005, Excelligence Learning Corporation (the “Company”) issued a press release announcing that the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2005 could not be timely filed. The Company also filed a Form 12b-25 announcing the delay in the filing of its Form 10-Q. The Company did not represent in its Form 12b-25 that it would be able to file its Form 10-Q by November 21, which is required by Securities and Exchange Commission rules to obtain a five-day extension of the filing deadline. The Company does not believe at this time that it will be able to file its Form 10-Q within the five-day extension of the filing deadline permitted under Rule 12b-25.

As previously reported, the Company received notice from the NASDAQ Listing Qualifications Staff that the Company’s securities were subject to potential delisting from The NASDAQ SmallCap Market due to the Company’s failure to file its quarterly report on Form 10-Q for the three months ended June 30, 2005 on a timely basis. On October 31, 2005, the Company received an extension from the NASDAQ Listing Qualifications Panel (the “Panel”) until November 14, 2005 to file its quarterly report on Form 10-Q for the three months ended June 30, 2005 and a decision to continue the listing of the Company’s securities on The NASDAQ SmallCap Market pending such filing. However, the Company was not able to file the report by the extension deadline and has so notified the Panel and requested a further extension. The Company has also requested an extension of time to file its quarterly report on Form 10-Q for the three months ended September 30, 2005.

The Company will continue to be out of compliance with Marketplace Rule 4310(c)(14), a condition for the continued listing of the Company’s common stock on The NASDAQ SmallCap Market, until it files its Forms 10-Q for the three months ended June 30, 2005 and September 30, 2005. There can be no assurance that the Panel will grant the Company any further extensions, or that the Company will be able to file its delayed quarterly reports in time to meet such extension deadlines if they are granted. The Company will announce the Panel’s decision promptly after a decision is received.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 8.01.	Other Events.

The Company announced today that it will be unable to file its quarterly report on Form 10-Q for the three months ended September 30, 2005 by the November 14, 2005 filing deadline. The completion and review of this quarterly report and filing of the Company’s quarterly report on Form 10-Q for the three months ended June 30, 2005 have been delayed pending the completion of the Company’s previously announced restatements of its financial statements as of and for the year ended December 31, 2004 and the quarter ended March 31, 2005.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Excelligence Learning Corporation on November 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005	EXCELLIGENCE LEARNING CORPORATION

	By:	/s/ Ronald Elliot
	Name:	Ronald Elliot
	Title:	Chief Executive Officer